       STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--MODIFIED NET
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                   [LOGO]

       The acronym FLA means "First Lease Addendum" when referenced herein.

1.     BASIC PROVISIONS ("BASIC PROVISIONS").

       1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, May 1, 1998, is made by and between Sun River Properties, Inc., a California Corporation ("LESSOR") and Northstar Computer Forms, Inc. a Minnesota Corporation, ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

       1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 4403 Table Mountain Drive, Ste. B, located in the City of Golden, County of Jefferson, State of Colorado, with zip code 80403, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building):
23,042 +/- square feet in the Bolder Technologies Building in the Coors Technology Center In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

       1.2(b) PARKING: a minimum of 30 unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and NO reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.) See FLA Para. 49

       1.3 TERM: -7- years and -2- months ("ORIGINAL TERM") commencing July 1, 1998 subject to FLA Para. 50/5 ("COMMENCEMENT DATE") and ending 86 calendar months thereafter ("EXPIRATION DATE"). (Also see Paragraph 3.)

       1.4 EARLY POSSESSION: NONE ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

       1.5 BASE RENT: $9,178.40 per month ("BASE RENT"), payable on the first day of each month commencing July 1, 1998 (Also see Paragraph 4.) Subject to FLA Para. 50 & 55

/X/ If this box is checked, this Lease provides for the Base Rent to be adjusted per FLA, attached hereto. Para. 51

       1.6(a) BASE RENT PAID UPON EXECUTION: $0.00 as Base Rent for the period N/A.

       1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: 15.38% ("LESSEE'S SHARE") as determined by /X/ prorata square footage of the Premises as compared to the total square footage of the Building.

       1.7 SECURITY DEPOSIT: $ None required ("SECURITY DEPOSIT") (Also see Paragraph 5.)

       1.8 PERMITTED USE: The production of printed business forms, or any other lawful use permitted under this Lease agreement. ("PERMITTED USE") (Also see Paragraph 6.)

       1.9     INSURING PARTY. Lessor is the "INSURING PARTY." (Also see
Paragraph 8.)

       1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
See Exhibit "H" and FLA Para. 56
/X/ CB Commercial Real Estate Group represents Lessor exclusively ("LESSOR'S BROKER"); James M. Bolt
/X/ Corporate Facility Consulting (CFC) represents Lessee exclusively ("LESSEE'S BROKER"); James A. Cloud
/ / ________________________ represents both Lessor and Lessee
("DUAL AGENCY"). (Also see Paragraph 15.)

       1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), for brokerage services rendered by said Broker(s) in connection with this transaction.

_____________________________________________________________________________
_____________________________________________________________________________
("GUARANTOR"). (Also see Paragraph 37.)

       1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs -49- through -78, and Exhibits -A- through -H-, all of which constitute a part of this Lease.

2.     PREMISES, PARKING AND COMMON AREAS.

       2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

       2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. See FLA Para

       2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph
1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

       2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET                                                -----
-C- American Industrial Real Estate Association 1993

       2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces free of rent, toll or other charge throughout the Lease term and options specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9). See FLA Para. 49

               (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

               (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

       2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

       2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

       2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

       2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time: See Note 1.

               (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

               (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

               (d) To add additional buildings and improvements to the Common Areas;

               (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

               (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.     TERM.

       3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

       3.3     DELAY IN POSSESSION. See FLA Para. 55

4.     RENT.

       4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

       4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions: See FLA Para. 54 and Exhibit "G"

               (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                       (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                               (aa)    The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                               (bb)    Exterior signs and any tenant
directories.

                               (cc)    Fire detection and sprinkler systems.

                       (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                       (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                       (iv) Reserves set aside for maintenance and repair of Common Areas.

                       (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                       (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                       (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                       (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

               (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

               (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them. See FLA Para. 68

               (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-

Note 1: Provided Lessee's use of the Premises and Common Areas are not materially impacted nor are Lessee's costs increased as a result of any such changes without the prior consent of Lessee, not to be unreasonable withheld.


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -2-                                -----
-C- American Industrial Real Estate Association 1993 payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT not required under this Lease. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.     USE.

       6.1     PERMITTED USE.

               (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

               (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

       6.2     HAZARDOUS SUBSTANCES.  See FLA Para. 61

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

               (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.
See FLA Para. 61 & 71   *reasonable & appropriate

       6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the *recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

       6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.     MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
ALTERATIONS.

       7.1     LESSEE'S OBLIGATIONS.  See Para. 2.4, 4.2 of Lease & FLA Para. 62

               (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

               (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below. See FLA Para. 69

       7.2     LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -3-                                -----
-C- American Industrial Real Estate Association 1993 detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises.

       7.3     UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.  See FLA
Para. 70.1

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term
"ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make or cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $5,000.00.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any
Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

               (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

       7.4     OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor. See FLA Para. 70.2

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.     INSURANCE; INDEMNITY.

       8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

       8.2     LIABILITY INSURANCE.

               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment to the Pollution Exclusion"
*endorsement for damage caused by heat, smoke or fumes from a hostile fire.
The policy shall not contain any intra-insured exclusions as between insured person or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

       8.3     PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

               (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

               (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

       8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

       8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in

* Amendment of the Pollution Exclusion is required only if Lessee has products or supplies that would, by hostile fire, create a polution consequence.


                                                                INITIALS   KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -4-                                -----
-C- American Industrial Real Estate Association 1993 this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven
(7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

       8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

       8.7     INDEMNITY.  See replacement provision FLA Para. 71

       8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not.
Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.     DAMAGE OR DESTRUCTION.  See FLA Para. 72

       9.1     DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

               (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

       9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

       9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

       9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

       9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

       9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operation Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair of restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

       9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -5-                                -----
-C- American Industrial Real Estate Association 1993 to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

       9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

       9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.    REAL PROPERTY TAXES.

       10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

       10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

       10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

       10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

       10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d). Electrical & phone service to be in Lessee's name and be paid directly by Lessee.

12.    ASSIGNMENT AND SUBLETTING.

       12.1 LESSOR'S CONSENT REQUIRED. Lessor's consent will be reasonable and timely

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

               (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the then fair market rental value of the Premises, as reasonably determined by Lessor, or Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

               (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be pursuant to applicable laws.

       12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

               (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $750.00, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing. See Lease Para. 12.3 "*"


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -6-                                -----
-C- American Industrial Real Estate Association 1993

               (g)

       12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein: *

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right of claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

               (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

               (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

               (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee. *Notwithstanding, Lessee is permitted to a sublease under these terms which may yield a profit to Lessee.

13.    DEFAULT; BREACH; REMEDIES.

       13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

               (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises. without payment of rent.

               (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) days following written notice thereof by or on behalf of Lessor to Lessee. See FLA Para. 7

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee, provided, however, that if the nature of Lessee's Default is such that more than thirty
(30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty
(30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

               (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

               (g)

       13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may: See FLA Para. 74

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph
13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession in effect after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -7-                                -----
-C- American Industrial Real Estate Association 1993

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

       13.3

       13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

       13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.    BROKERS' FEES.

       15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

       15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

       15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

       15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that is has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.    TENANCY AND FINANCIAL STATEMENTS.

       16.1    TENANCY STATEMENT.  See FLA Para. 75

       16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.    NOTICES.

       23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

       23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -8-                                -----
-C- American Industrial Real Estate Association 1993 delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to 125% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.    SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

       30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

       30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or
(iii) be bound by prepayment of more than one month's rent.

       30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

       30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee. See FLA Para. 76

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs. See FLA Para. 77

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.    CONSENTS.

               (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

               (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.    GUARANTOR.

        37.2   ADDITIONAL OBLIGATIONS OF GUARANTOR.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET             -9-                                -----
-C- American Industrial Real Estate Association 1993

39.    OPTIONS.

       39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

       39.2 OPTION PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph
1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

       39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

       39.4    EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

               (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. See FLA Para. 78

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

First Lease Addendum incorporates Paragraphs 49 through 78 into this Lease agreement.


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET            -10-                                -----
-C- American Industrial Real Estate Association 1993

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

   IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:  Sacramento, California                   Executed at:  Brookland Park, Minnesota
           --------------------------------------                  -------------------------------------
on:               5-1-98                               on:          May 1, 1998
   ----------------------------------------------         ----------------------------------------------


By LESSOR:                                             By LESSEE:
 SUN RIVER PROPERTIES, INC. A CALIFORNIA                NORTHSTAR COMPUTER FORMS, INC. A
-------------------------------------------------      -------------------------------------------------
 CORPORATION.                                           MINNESOTA CORPORATION
-------------------------------------------------      -------------------------------------------------
By:  /s/ Scott A. Downes                               By:  /s/ Kenneth E. Overstreet
   ----------------------------------------------         ----------------------------------------------
Name Printed:  Scott A. Downes                         Name Printed:  Kenneth E. Overstreet
            -------------------------------------                  -------------------------------------
Title:         President                               Title:         President
      -------------------------------------------            -------------------------------------------
By:                                                    By:
   ----------------------------------------------         ----------------------------------------------
Name Printed:                                          Name Printed:
            -------------------------------------                  -------------------------------------
Title:                                                 Title:
      -------------------------------------------            -------------------------------------------
Address:  730 Howe Avenue, Ste 500                     Address:  7130 Northland Circle, North
        -----------------------------------------              -----------------------------------------
          Sacramento, CA 95825                                   Brookland Park, MN 55428
-------------------------------------------------      -------------------------------------------------
Telephone: (916) 564-4488                              Telephone: (612) 531-7340
                ---------------------------------                      ---------------------------------
Facsimile: (916) 564-4499                              Facsimile: (612) 535-5671
                ---------------------------------                      ---------------------------------
 ALL NOTICES TO LESSOR SENT TO:
 Panattoni & Johnson at Address Below.
BROKER: CB COMMERCIAL REAL ESTATE GROUP                BROKER: CORPORATE FACILITY CONSULTING (CFC) CRESA

Executed at:  Denver, Colorado                         Executed at:  Englewood, Colorado
           --------------------------------------                  -------------------------------------
on:                                                    on:
   ----------------------------------------------         ----------------------------------------------
By:                                                    By:
   ----------------------------------------------         ----------------------------------------------
Name Printed:  James M. Bolt                           Name Printed:  James A. Cloud, CCIM
            -------------------------------------                  -------------------------------------
Title:         Sr. Vice President                      Title:
      -------------------------------------------            -------------------------------------------
Address:  1050 Seventeenth St., Ste 800                Address:  7600 East Orchard Rd., Ste 230S
        -----------------------------------------              -----------------------------------------
          Denver, CO 80265                                       Englewood, CO 80111
-------------------------------------------------      -------------------------------------------------
Telephone: (303) 628-1710                              Telephone: (303) 694-3311
               ----------------------------------                      ---------------------------------
Facsimile: (303) 628-1728                              Facsimile: (303) 771-4403
               ----------------------------------                      ---------------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

NOTCES FOR LESSOR SENT TO:
Panattoni & Johnson                    Phone: (916) 362-5571
ATTN: Bolder Property Management       Facsimile: (916) 362-1061
9806 Old Winery Place, Ste #1
Sacramento, CA 95827


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
MULTI-TENANT--MODIFIED NET            -11-                                -----
-C- American Industrial Real Estate Association 1993

                            FIRST LEASE ADDENDUM
    TO STANDARD AIR INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE-MODIFIED NET

In the event of a conflict between the terms of this Addendum and the provisions of the printed form of the AIR Lease, the provisions of the Addendum shall govern. Therefore, the following provisions shall amend that certain Lease agreement between Sun River Properties, Inc. as "Lessor" and Northstar Computer Forms, Inc. as "Lessee", dated for reference purposes only, May 1, 1998 and affecting that certain Property known as 4403 Table Mountain Drive, Suite "B", Golden, Colorado, Jefferson County:

49.  PARKING

     Tenant's allotted thirty (30) non-exclusive parking spaces to include twenty four (24) non-exclusive spaces located in the surface lot directly in front of the Premises, and the balance to be located either within the surface lot directly behind the Building or within the surface lot directly adjacent to the Building. Lessee shall not be charged rent in any form, or a toll, for the use of these parking spaces for the life of the term and options.

50.  LEASE TERM COMMENCEMENT

     Conditioned upon the Lessee's ratification and execution of the final Lease agreement by no later than May 1, 1998, the Commencement Date of the Lease will be July 1, 1998. Lessor shall then be obligated to deliver the Premises to Lessee in "Substantially Completed" condition on or before July 1, 1998 under the terms of this Lease. Should Lessee delay in executing the final Lease agreement beyond May 1, 1998, the Commencement Date, and the date upon which Lessor will be obligated to turn over the Premises in Substantially Complete condition, will be the date which is sixty (60) days after the Effective Date as defined in Paragraph 66 of this Lease. Should the latter occur, a separate written agreement will be attached to the Lease in the form of a "SECOND LEASE ADDENDUM" documenting the revised and true Effective Date and Commencement Date of the Lease.

     Should Lessor anticipate Substantially Completing the Premises prior to July 1, 1998, Lessor shall notify Lessee ten (10) days in advance of the date upon which Lessor expects to deliver the Premises to Lessee. "Substantial Complete" is defined as the completion of the Tenant Improvements whereby the Lessor's architect, engineer or general contractor states that the Premises has been completed in accordance with the plans and specifications except for minor items needing correction ("punchlist items"), which do not materially affect the building, and upon the earlier date of a) issuance of a certificate of occupancy by the jurisdiction with inspection authority or b) issuance of a temporary certificate of occupancy, either formally or informally issued, by the jurisdiction having inspection authority. An "informal certificate of occupancy" is defined as either a written or verbal authorization by authorized personnel of the inspecting entity which allows the tenant to occupy the space subject to defined conditions. Should Lessor fail to deliver the Premises to the Lessee as agreed to herein, the Lessee will be permitted the rights and actions set forth in Addendum Paragraph 55.

51.  BASE RENT SCHEDULE/RENT INCREASES

     The MONTHLY TRIPLE-NET (NNN) base rental schedule shall be as follows. The corresponding yearly per square foot amounts are stated for reference purposes. Annual Lease Rent to be paid in twelve (12) equal monthly installments:

     Months 1-2:     $     0.00 (No base rent or NNN Expenses to be Paid)
     Months 3-26:    $ 9,178.40 monthly ($4.78 psf/yr. + NNN Expenses)
     Months 27-38:   $ 9,658.44 monthly ($5.03 psf/yr. + NNN Expenses)
     Months 39-50:   $ 9,946.46 monthly ($5.18 psf/yr. + NNN Expenses)
     Months 51-62:   $10,234.49 monthly ($5.33 psf/yr. + NNN Expenses)
     Months 63-86:   $10,522.51 monthly ($5.48 psf/yr. + NNN Expenses)

                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 1 of 9                                                               -----
First Lease Addendum - May 1, 1998
     default of its Lease or delinquent in rental payments prior to the time of Notice or expiration of the primary lease term or first option period.

     OPTION RENT: The monthly rental rate of the option period shall be established at the Fair Market Rent (FMR) for space in comparable class buildings in the same submarket. In the event Lessor and Lessee are unable to agree on a FMR rental rate, the Lessor shall hire, at its own expense, an independent rent appraiser to determine FMR. Should Lessee disagree with the rent appraisal, Lessee will then hire its own independent rent appraiser to establish the FMR lease rate. The resulting two appraisals shall be averaged, yielding the proposed lease rate. Should Lessor and Lessee disagree as to this Value, the two shall mutually select a third rent appraiser who shall, at its option, decide between the two values previously established, or conduct an investigation to establish its own value. The decision rendered by the third rent appraiser will be the final base lease rate for the first year of the Option period. A schedule for annual rent adjustments shall be negotiated to reflect conditions in the market at the time each option is exercised.

53.  RIGHT TO EARLY TERMINATION

     Lessee shall have the option to terminate the Lease effective anytime after the end of the sixtieth (60th) month of the Lease term. Lessee shall give no less than six (6) months written notice ("Termination Notice") to Lessor in order to exercise its right to terminate the Lease. In exchange for invoking its right to terminate, Lessee shall pay, due upon the Termination Effective Date, the amount of the unamortized cost of both (a) the Tenant Improvements in excess of $75,000 provided by Lessor as outlined in this First Addendum and (b) the brokerage commissions paid by Lessor to Lessor's broker and Lessee's broker. The combined amounts of (a) and (b) shall be deemed the "Termination Payment". Amortization of the Termination Payment will be based on a seven (7) year period and shall be computed at an annual compound interest rate of ten percent (10%). The Calculation of the Termination Payment has been set forth in the attached EXHIBIT E using the Estimated TI Amount of $170,000.00 pursuant to Paragraph 57. The Termination Payment is subject to the cost of any changes that the Lessee is permitted to make pursuant to Paragraph 58 of this Addendum. Should Lessee's changes cause the Termination Payment to increase according to Paragraph 58, then a written Amendment to EXHIBIT E will be prepared and incorporated into the Lease as EXHIBIT E-2 memorializing the change and amending the Termination Payment accordingly. "Termination Effective Date" is hereby defined as the date which is six (6) months following the date upon which Lessor's receives Lessee's Termination Notice.

54.  PAYMENT OF NET CHARGES

     Lessee shall be responsible for all net charges based on 15.38% of the building. Net charges include all costs and expenses incurred by Lessor in connection with the property, without exception other than as agreed to in this Lease, including but not limited to all property taxes, utility charges, common area maintenance fees, assessment bond payments and Coors Technology Center Owners Association dues.

55.  DELAY IN POSSESSION

     Should the Lessor fail to turn over the Premises in Substantially Complete condition by July 1, 1998, the Lessee shall be granted one (1) day of base rent and Common Area Operating Expense abatement, collectively as "Penalty Free Rent", for each one (1) day of


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 2 of 9                                                               -----
First Lease Addendum - May 1, 1998

     Lessor's delay beyond July 1, 1998. The Penalty Free Rent will be in addition to the abated rent already granted the Lessee under this Lease. Should Lessor's delays exceed September 1, 1998, the Lessee shall have the right to terminate the Lease without penalty. Should Lessee elect to terminate the Lease, it shall give the Lessor notice of its intent to do so by no later than August 25, 1998. Lessee's failure to give notice forfeits the right to cancel the Lease under this provision and abatement will continue until the Lessor delivers the Premises as agreed.

     Lessor's obligation to deliver the Premises by July 1, 1998, and therefore the Lessee's ability to enforce the provisions of this Paragraph 55, are subject to the conditions and terms further defined in Paragraph 50 of this Addendum. If the Lease is not ratified and executed by May 1, 1998, then all the dates of this provision will be adjusted accordingly and set forth in a "SECOND LEASE ADDENDUM".

     Lessee will not have the rights set forth in this Paragraph 55 should delays occur for any of the following reasons: (a) acts of God or "force majure" which cause delays in the construction or approval process, (b) delays in the local government approval processes which are not due to the Lessor's negligence or that of its contractor, (c) Lessee's failure to deliver to the Lessor in timely manner, and within mutually agreed upon deadlines set forth in EXHIBIT D-3, it's approved specifications and Tenant Improvement plans, (d) Lessee failure to respond in a timely manner throughout the design and construction process to matters which effect Lessor's ability to deliver the Premises as agreed and within the time agreed.

56.  BROKERAGE COMMISSION

     Lessor shall pay brokerage commissions pursuant to EXHIBIT H of this Lease to the following brokerage firms: to CB Commercial, Denver Office as Lessor's exclusive agent and to CFC / CRESA as Lessee's exclusive agent.

57.  TENANT IMPROVEMENTS

     Lessor shall cause to be constructed in the Premises, at its sole cost, the Tenant Improvements outlined in EXHIBIT C-1, Lessee's Proposed Tenant Improvement Floor Plan, and as further set forth by Lessee in EXHIBIT D-1, Lessee's Proposed Schedule of Improvements and EXHIBIT B, Lessee's Proposed Electrical and Lighting Schedule. The "Estimated TI Amount" of the Tenant Improvements outlined in Exhibits B, C-1 and D-1 is One Hundred Seventy Thousand and 00/100 Dollars ($170,000.00). This amount shall be used in the calculation of the Termination Payment subject to the provisions of Paragraph 58 of this First Addendum. Lessor and Lessee shall upon completion and mutual approval of such, add as Exhibit C-2 a reduced legal size copy of the Lessee's Final Tenant Improvement Floor Plan and as EXHIBIT D-2 a copy of the Lessor's Scope of Work for Tenant Improvements, based on the Lessee's Final Floor Plan.

58.  SCOPE OF WORK/BUILDING DESIGN/CHANGE ORDERS

     To be attached hereto and incorporated as part of this Lease will be EXHIBIT D-2. EXHIBIT D-2 will provide both parties with a set of construction specifications, assumptions and exclusions which are based on the Lessee's Final Tenant Improvement Floor Plan to be attached, and reduced to legal size form, as EXHIBIT C-2 upon Lease execution, or as soon as reasonably practical upon Lease execution, or within the time frames set forth in EXHIBIT D-3. Lessee is permitted to make changes ("Change Orders") up to an aggregate amount of $5,000.00 ("Change Limit") beyond the $170,000.00 Estimated TI Amount without effecting the lease rate or the Termination Payment. Should Lessee elect to make changes, it will put its request in writing to the Lessor, and the Lessor shall provide Lessee with the costs, in writing, associated with the change required by Tenant. If Lessee accepts the Change Order costs and these costs are in excess the Change Limit, or if these costs when combined when previous Change Orders exceed the Change Limit, then Lessee shall either; a) pay in cash, or certified funds, the cost of the Change Order(s) in excess of the $5,000.00 Change Limit, or b) if, and only if, the aggregate costs of all


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 3 of 9                                                               -----
First Lease Addendum - May 1, 1998

     Change Orders exceed the Change Limit by more than $10,000, Lessee may elect to increase the rental rate based on the cost of the Change Order(s) which will be fully amortized over the seven year term at ten percent (10%) per annum. Change Orders executed after the Lease Commencement Date will be subject to an amortization schedule based on the remaining term of the Lease. Upon the occurrence of option (b), the amortized amount of the improvements will be added to the Termination Payment and be incorporated into the Lease as EXHIBIT E-2.

59.  ADHERENCE TO CC&R'S

     Lessee agrees to adhere to all requirements of the "Declaration of Protective Covenants for Coors Technology Center" as recorded with the County of Jefferson, State of Colorado on March 3, 1990 (document number 90023452).

60.  IMPROVEMENTS REQUIRED BY CODE

     In accordance with provisions of this lease, in the event the County, responsible fire department or any other governmental agency or entity with jurisdictional authority requires additional improvements to the building due to Lessee's use, such improvements and any and all costs shall be at the sole cost, coordination and expense of Lessee unless otherwise mutually agreed.

61.  HAZARDOUS MATERIALS

     THE FOLLOWING PROVISIONS ARE IN ADDITION TO PARAGRAPHS 6.2 AND 9.7 OF THE
     LEASE: LESSEE'S RESPONSIBILITY TO TAKE ACTION IN REMEDYING A HAZARDOUS MATERIAL PROBLEM AS SET FORTH HEREIN IS LIMITED TO CAUSES ATTRIBUTABLE TO CONTAMINATION BY THE LESSEE:

     SECTION A: REPORTING REQUIREMENTS. Lessee or occupant, sublessee or assignee (collectively "User") shall be required to report to the federal, state, city and county division of environmental health or other applicable governmental division, agency, board or governing governmental authority all hazardous and extremely hazardous materials handled, stored, generated, manufactured, or otherwise occurring on all premises as required by federal, state and local statutes and/or regulations. Any such User shall, at its sole costs and expense, be required to clean up and abate any environmental pollutants and/or contamination resulting from the use, storage, manufacture, handling, spillage or other consequence of the presence of hazardous and/or extremely hazardous materials upon the Industrial Center caused by User, its employees, agents, contractors, invitees, sublessees or assignees. Lessee shall be required to adhere to all Federal, State and local statutes, laws, rules, regulations, and other orders regulating the presence, use, storage and disposal of toxic or hazardous materials.

     SECTION B: ENVIRONMENTAL COMPLIANCE. If User breaches the obligations stated herein, except as modified above, or if the presence of hazardous material on the Industrial Center caused or permitted by User results in the contamination of the Industrial Center, or if the contamination of the Industrial Center by hazardous material otherwise occurs in which the User is legally liable to Lessor for damage resulting therefrom, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Industrial Center, damages for the loss or restriction on use of rentable or usable space or any amenity of the Industrial Center, damages arising from any adverse impact on marketing of the Industrial Center, and sums paid in settlement of claims, reasonable attorney, consultant and expert fees) which arise during and after the lease term as a result of such contamination.

     The indemnification set forth herein shall run to the benefit of any bank or other lender to which Lessor or Lessor's successors and assigns may grant a security interest in the Industrial Center. This indemnification of Lessor by Lessee includes without limitation, costs incurred in connection with any investigation of site conditions or any clean up, remediation, removal or restoration work required by any federal, state or local


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 4 of 9                                                               -----
First Lease Addendum - May 1, 1998
       governmental agency or political subdivision due to hazardous material present in the soil or ground water on or under the Industrial Center if caused or permitted by Lessee. Without limiting the foregoing, if the presence of any hazardous material on the Industrial Center results in the contamination of the Industrial Center, Lessee shall promptly take all actions at its sole expense as are necessary to return the Industrial Center to the condition existing prior to the introduction of hazardous material to the Industrial Center, provided that Lessor's approval of such actions shall be first obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Industrial Center.

62.    USE OF FORKLIFTS

       Lessee shall be responsible for the repair of any damage it causes to the paved areas of the Property including, but not limited to, damage caused by the use of solid forklift tires on the asphalt paved areas.

63.    OUTSIDE STORAGE

       Any and all outside storage is strictly prohibited. Outside storage is defined as stacking or storing items such as pallets, debris, product, equipment, etc. outside of the building shell without the express written consent of the Lessor. Lessee shall not construct any outside storage structures, including fenced yards, without Lessor's express written approval.

64.    ASSIGNMENT OF LEASE

       Lessor reserves the right to assign this lease to another party. Lessor may additionally notify Lessee of additional proposed "assignees" as required. Lessor will provide Lessee written notice of the assignment a minimum of ten (10) day in advance.

65.    ARBITRATION OF DISPUTES PRIOR TO LEASE COMMENCEMENT

       Prior to the lease commencement date, Lessor and Lessee agree to the following arbitration provision:

       Any controversy arising out of or relating to the performance or interpretation of this Agreement, or the work performed under this Agreement, is subject to arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association. Arbitrated disputes shall be decided in accordance with Colorado law. Any award entered in such arbitration proceeding shall be final, and may be specifically enforced in a court of competent jurisdiction. Lessor shall continue to prosecute construction of the leasehold improvements during the pendency of any arbitration proceedings.

       "NOTICE: BY SIGNING IN THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION UNDER COLORADO LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR BEFORE A JURY TRIAL. BY SIGNING IN THE SPACE BELOW, YOU ARE GIVING UP YOUR JUDICIAL RIGHTS OF DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISIONS. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE COLORADO CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

       WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 5 of 9                                                               -----
First Lease Addendum - May 1, 1998

       ARBITRATION."

       ARBITRATION TO THE PROVISIONS OF PARAGRAPH 65.
       "ARBITRATION"
                                          /s/ KEO
                     ------               -------
                     LESSOR               LESSEE

    This arbitration provision shall not apply after the lease commencement date.

66.    EFFECTIVE DATE

       The Effective Date of this Lease will be the date upon which both the Lessor and Lessee have executed the Lease agreement and Addendum(s). If each of the required signatures fall on different dates, then the latest date will be utilized as the Effective Date of the Lease.

67.    LESSOR'S WARRANT AGAINST LATENT DEFECTS

       Regardless of anything contained in the Lease Paragraphs 2.2, 2.3 and
       2.4 to the contrary, Lessor warrants the Premises against any latent defects in construction for a period of 120 days from the Commencement Date or through October 31, 1998, whichever later occurs. To the best of Lessor's knowledge, Lessor warrants that the Premises currently complies, and will at the time Lessee takes occupancy, with all known and applicable building codes and ordinances. Should a latent defect occur, Lessor will correct the problem at its expense. Lessor will not be responsible for damage or repairs cause by Lessee's negligence, or that of Lessee's agents, employees, suppliers or representatives. Furthermore, Lessor shall warrant for one (1) year from the Effective Date of the Lease ("Systems Warranty Term") that the base building systems, including but not limited to, the HVAC system, electrical supply and distribution, roof system, security system (if any exists), and plumbing system are, and will remain, in working order and in good condition. Should problems occur relative to these systems within the Systems Warranty Term, then the Lessor shall make any necessary repairs at its expense, without passing these expenses through to the Lessee in the Common Area Operating Expenses. Lessor's obligation to correct problems or make repairs for these systems does not include the problems or repairs due to the negligence of, or due to damage caused by, the Lessee, its agents, employees, suppliers or representatives.

68.    ADJUSTMENTS & RECONCILIATION OF OPERATING EXPENSES

       Regardless of anything contained in Paragraph 4.2(d) of the Lease to the contrary, the Lessor shall be permitted to revise its Common Area Operating Expenses no more than two (2) times per year, and Lessor shall reconcile the Common Area Operating Expenses by no later than April 15th of each year. The Lessee shall be permitted to contest the amount of any Common Area Operating Expense that varies unreasonably from comparable common area operating expenses for like-kind properties in same sub-market. However, Lessee shall not be permitted to withhold normal payment of it's proportionate share of Common Area Operating Expenses, or deduct any sum from the invoiced amount, nor withhold or deduct in similar fashion any sums from the Lessee's base rent.

69.    LESSEE'S REPAIRS, LESSOR NEGLIGENCE

       The Lessee shall not be responsible for performing the repairs or maintenance set forth in Paragraphs 7.1(a)(b) and (c) if the need for such repairs or maintenance is due to demonstrable negligence of the Lessor, its agents or employees.

70.    MODIFICATIONS TO PREMISES BY LESSEE

       70.1 ALTERATIONS BY LESSEE: Regardless of anything contained in Paragraph 7.3(a) of the Lease to the contrary, the Lessee shall have the right to make additions and alterations (collectively as a "Change") to the Premises without the prior written consent of the Lessor subject to the following criteria: a.) each Change does not exceed more than


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 6 of 9                                                               -----
First Lease Addendum - May 1, 1998

       $5,000.00 in cost, b.) a larger single Change in excess of $5,000.00 is not broken up into smaller segments to meet the $5,000.00 threshold, c.) each Change is compliant with the applicable building codes, zoning restrictions, and other applicable laws, including the restrictions of the Property CC &Rs, d.) each Change is performed in a good workman like manner by a competent professional, certified or licensed in their field, using quality material, e.) each Change does not involve alteration or penetration of the roof deck and its components, or the HVAC or its components, g.) each Change which involves the electrical system does not cause the system as a whole to exceed its capacity.

       70.2 REMOVAL OF ALTERATIONS: Regardless of anything contained in Paragraph 7.4 (b) of the Lease to the contrary, Lessee shall not be obligated to remove alterations or installations, or to remodel the Premises, including the initial work to be completed in the Premises by the Lessor, when such alterations or installations are approved by the Lessor, unless however, the Lessor's approval is a condition of granting its approval for said alterations or installations.

71.    INDEMNIFICATION

       The following shall replace Lease Paragraph 8.7 in its entirety:

       8.7 (a) LESSEE INDEMNIFICATION. Lessee shall indemnify and save harmless Lessor, and its directors, officers, partners, contractors, invitees, employees and agents ("Lessor's Affiliates") (except for loss or damage resulting from the negligence or willful misconduct of Lessor or Lessor's Affiliates, or the breach of this Lease by Lessor) from and against any and all claims, actions, damages, liabilities and expenses, including reasonable attorney's fees, in connection with loss of life, bodily injury and/or damage to property arising from or out of any occurrence in or upon THE PREMISES, or any part thereof, occasioned wholly or in part by any act or omission of Lessee, or its directors, officers, partners, contractors, invitees, employees or agents ("Lessee's Affiliates") thereon.

       With respect to any occurrence in or upon THE PREMISES, or any actions based in whole or in part upon acts or omissions of Lessee, or Lessee's Affiliates on or off THE PREMISES, Lessee shall defend Lessor with counsel selected by Lessee and reasonably satisfactory to Lessor (and shall indemnify and hold Lessor harmless from and against all defense costs, including without limitation, reasonable attorney's fees, court costs, discovery costs, expert witness fees, and related expenses incurred in such defense) against any such claim or action. Lessee shall pay such defense costs and fees as they accrue. Lessor shall have the right to reject or to augment defense counsel appointed by Lessee or its agents and to appoint replacement or additional counsel at Lessor's sole cost and expense, and Lessee and its counsel shall fully cooperate with Lessor's replacement or additional counsel. In the event that Lessor is determined to be solely or jointly liable with Lessee in any such claim or action, Lessor shall reimburse to Lessee amounts expended or required to be expended by Lessee hereunder, with such reimbursement to be based upon the relative percentages of liability of Lessor and Lessee which are determined to exist in any such claim or action.

       (b) LESSOR INDEMNIFICATION. Lessor shall indemnify and save harmless Lessee and Lessee's Affiliates (except for loss or damage resulting from the negligence or willful misconduct of Lessee or Lessee's Affiliates, or the breach of this Lease by Lessee) from and against any and all claims, actions, damages, liability and expenses, including reasonable attorney's fees, in connection with loss of life, bodily injury and/or damage to property arising from or out of any occurrence in or upon THE PROPERTY, or any part thereof, occasioned wholly or in part by any act or omission of Lessor or Lessor's Affiliates thereon.

       With respect to any occurrence in or upon THE PROPERTY (other than THE PREMISES), except for actions based in whole or in part upon the acts or omissions of Lessee or Lessee's Affiliates (for which Lessee shall defend Lessor pursuant to PARAGRAPH 8.7(a)), Lessor shall defend Lessee with counsel selected by Lessor and reasonably satisfactory to


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 7 of 9                                                               -----
First Lease Addendum - May 1, 1998

       Lessee (and shall indemnify and hold Lessee harmless from and against all defense costs, including without limitation, reasonable attorney's fees, court costs, discovery costs, expert witness fees, and related expenses incurred in such defense) against any such claim or action. Lessor shall pay such defense costs and fees as they accrue. Lessee shall have the right to reject or to augment defense counsel appointed by Lessor or its agents and to appoint replacement or additional counsel at Lessee's sole cost and expense, and Lessor and its counsel shall fully cooperate with Lessee's replacement or additional counsel. In the event that Lessee is determined to be solely or jointly liable with Lessor in any such claim or action, Lessee shall reimburse to Lessor amounts expended or required to be expended by Lessor hereunder, with such reimbursement to be based upon the relative percentages of liability of Lessee and Lessor which are determined to exist in any such claim or action.

72.    DAMAGE AND DESTRUCTION TO PREMISES

       Lessee shall have the right to terminate the Lease if the Lessor, under election or requirement as set forth under the provisions of Paragraph 9 of the Lease, estimates by way of its licensed general contractor, architect, or engineer that it will take longer than two hundred forty (240) calendar days from the date a casualty occurs to restore the Premises. Lessor shall give Lessee notice ("Restoration Notice") of the estimated time that it will take Lessor's general contractor to restore the Premises as soon as reasonably practical after the date the casualty occurs, not to exceed thirty (30) days from the date of the casualty. The time from the date of the casualty to the Lessor's projected date of the restoration of the Premises shall be considered the "Restoration Period". Lessor's estimate of the time and cost to restore the Premises ("Restoration Estimate") will be derived from Lessor's general contractor, architect or engineer or a combination of all the foregoing. Upon Lessee's receipt of the Restoration Notice, if the Restoration Period is greater than 240 days, then Lessee shall give Lessor notice of its intent to terminate the Lease within fifteen (15) days of receiving the Restoration Notice and Lessee's Lease shall terminate as of the date of the casualty. If Lessor demonstrates good faith in obtaining its Restoration Estimate, Lessee, at its option and in good faith, shall allow Lessor additional time as may be necessary to complete its Restoration Estimate. This additional time is to be agreed to by Lessee and Lessor in writing.

73.    AMENDMENT TO PARAGRAPH 13.1(b) - GRACE PERIOD FOR BREACH

       Lessee shall be permitted to be late beyond the ten (10) day grace period set forth in Paragraph 13.4 not more than one (1) time per year without Lessor considering Lessee in breach of its Lease so long as the reason for Lessee's delay is not intentional in nature.

74.    AMENDMENT TO PARAGRAPH 13.2 - CHECKS NOT HONORED

       If any check given to Lessor by Lessee not be honored by the bank upon which it is drawn more than two (2) times during any one calendar year, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check.

75.    AMENDMENT TO PARAGRAPH 16 - TENANT ESTOPPEL CERTIFICATE

       Lessee, upon written notice of request by Lessor, will cooperate in providing Lessor, Lessor's lender or appraiser an executed Tenant Estoppel Certificate ("Estoppel"), or equivalent document, in a form acceptable to Lessor, Lessor's lender or appraiser. Upon delivery by Lessor of such written notice of request, Lessee will commence efforts so as to provide delivery to Lessor of the Estoppel within fifteen (15) calendars days thereafter.

76.    AMENDMENT TO PARAGRAPH 32 - ENTRY BY LESSOR

       Except in the instance of emergency, inspections of the Premises by the Lessor shall be made with an employee of Lessee and will require 24 hour notice, either written or verbal.


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 8 of 9                                                               -----
First Lease Addendum - May 1, 1998

77.    AMENDMENT TO PARAGRAPH 34 - SIGNS ON BUILDING

       Lessee shall be permitted to install its sign on the building, however, any sign Lessee desires to place on the building must meet all applicable codes, be approved by Lessor, and conform with the Declaration of Protective Covenants for Coors Technology Center attached as EXHIBIT F. Lessor's approval will not be unreasonably withheld.

78.    AMENDMENT TO PARAGRAPH 40 - RULES & REGULATIONS

       As of the Effective Date of this Lease, the only written "Rules and Regulations" of the Property are the terms and conditions set forth in the "Declaration of Protective Covenants for Coors Technology Center" attached as EXHIBIT F to this Lease. The Lessee will be bound to abide the terms and conditions of this document. Currently, there are no further Rules and Regulations of the Property.


By signing below, Lessor and Lessee acknowledge and agree to the additional provisions of this First Addendum as such provisions amend or supplement the terms and conditions of the Lease.



LESSOR:                                    LESSEE:
Sun River Properties, Inc.,                Northstar Computer Forms, Inc.,
a California Corporation                   a Minnesota Corporation
730 Howe Avenue, Ste. 500                  7130 Northland Circle, North
Sacramento, CA 95825                       Brookland Park, MN  55428

BY: Scott A. Downes                        BY: Kenneth E. Overstreet


/s/ Scott A. Downes             5-1-98    /s/ Kenneth E. Overstreet  May 1, 1998
--------------------------------------    --------------------------------------
President                         DATE     President                        DATE

NOTICE TO LESSOR TO BE SENT TO:

Panattoni & Johnson
ATTN:  Bolder Property Management
9806 Old Winery Place, Suite 1
Sacramento, CA  95827
Telephone:  (916) 362-5571
Facsimile:  (916) 362-0161


                                                                INITIALS:  KEO
                                                                          -----
                                                                            SD
Page 9 of 9                                                               -----
First Lease Addendum - May 1, 1998